SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported):  June 1, 1998


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)

       1-2918                                       61-0122250
(Commission File Number)                         (I.R.S. Employer
                                                Identification No.)


 1000 Ashland Drive, Russell, Kentucky                 41169
(Address of principal executive offices)            (Zip Code)


P.O. Box 391, Ashland, Kentucky                        41114
        (Mailing Address)                           (Zip Code)


    Registrant's telephone number, including area code (606) 329-3333


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    Item 5.  Other Events

         On June 1, 1998, Arch Coal, Inc. (Arch Coal) announced that it had completed the acquisition of Atlantic Richfield Company's (ARCO) domestic coal operations for approximately $1.14 billion. The transaction will be financed entirely with debt using new credit facilities.
         Completion of the transaction creates a new joint venture called Arch Western Resources, LLC (Arch Western Resources), owned 99% by Arch Coal and 1% by ARCO. Arch Western Resources will account for all of Arch Coal's operating activity west of the Mississippi River. The Registrant owns approximately 55% of Arch Coal's issued and outstanding shares. The foregoing summary of the attached press release is qualified in its entirely by the complete text of such document, a copy of which is attached hereto.
Item 7.  Financial Statements and Exhibits

    (c)  Exhibits
         99.1     Press Release dated June 1, 1998.

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ASHLAND INC.
                                     (Registrant)



    Date:  June 1, 1998
                                      Name:     Thomas L. Feazell
                                      Title:    Senior Vice President,
                                                 General Counsel and Secretary




                               Exhibit Index

            Exhibit No.

         99.1     Press Release dated June 1, 1998.